UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2021

Date of reporting period:	May 1, 2020 — April 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Sustainable Future Fund

Annual report
4 | 30 | 21

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PMVAX

Putnam
Sustainable Future
Fund

Annual report
4 | 30 | 21

Message from the Trustees

June 11, 2021

Dear Fellow Shareholder:

With summer at hand, it’s worth asking whether the economy has returned to normal. More than half of the 50 states have lifted pandemic-related restrictions. First-quarter growth in U.S. gross domestic product was 6%, reflecting a return nearly to pre-pandemic levels of economic output. The global economy is a different story. Beyond our shores, many nations lag the United States in vaccination rates and business activity.

While there are reasons to feel some relief, it’s important to recognize what may be a new normal. The pandemic is not in the past, and many of the changes precipitated by it could last. During this time, dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

Putnam’s active philosophy is well suited to this time. Putnam’s investment teams are analyzing companies, industries, consumers, and even governments. They try to understand the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights or potential risks.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The Russell 3000 Value - Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value Index from inception date of the fund, November 1, 1999, through March 20, 2018, and performance of the Russell Midcap Growth Index from March 21, 2018 and thereafter.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/21. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

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Katherine, how were conditions for stock market investors during the reporting period?

For the 12-month period, stocks made an impressive advance. The period began in May 2020, when stocks were rebounding dramatically after the steep market decline in the first quarter of the year. Stocks advanced solidly for two months but faced some challenges in September. Market volatility picked up as Covid-19 cases began to surge globally and uncertainty surrounded the U.S. presidential election. Stocks posted losses in September and October as investors grappled with slow economic growth and rising unemployment.

The market rebounded again in November, buoyed by optimism about Covid-19 vaccines. The S&P 500 Index posted its best November performance ever, and the Dow Jones Industrial Average recorded its largest monthly gain in 33 years. Market advances continued in December, and both the Dow Jones Industrial Average and the S&P 500 Index closed 2020 at record highs.

Entering 2021 and for the remainder of the period, the performance of growth-style stocks weakened somewhat. As optimism grew about a rebounding economy, investors began to

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Allocations are shown as a percentage of the fund’s net assets as of 4/30/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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favor stocks in cyclical sectors that tend to perform well in periods of economic recovery. Value-style stocks, for example, outperformed as investors responded to the rollout of three effective Covid-19 vaccines, optimism about the reopening of economies, and significant government stimulus, including a $2.3 trillion infrastructure plan proposed toward the close of the period.

How did the fund perform in this environment?

It was a strong period of performance for the fund, in absolute terms as well as relative to our benchmark. The fund returned 69.07% for the 12-month period, outperforming its primary benchmark, the Russell Midcap Growth Index, which returned 53.97%.

What were some holdings that contributed to performance during the period?

The top contributor to performance relative to the benchmark was our investment in Sunrun, a leader in residential solar installations in the United States. Demand for the company’s services has increased as consumers seek cleaner energy sources and as communities deal with extreme weather and related power outages. Sunrun has grown its volumes at a high and consistent pace. The company has also made significant progress in attaching batteries to residential solar systems, which has driven better financials for the company and has offered more resilient systems for customers. In October 2020, Sunrun solidified its leadership position by merging with Vivint Solar, which we believe should result in meaningful benefits.

Another portfolio highlight was our investment in Applied Materials, a leading provider of semiconductor capital equipment. The stock performed well in the period as a number of the company’s customers confirmed future capacity expansions and related capital spending plans. Applied Materials’ products enable advances in many different sustainability-related solutions, with a focus on improved power, performance, and cost.

Could you discuss some holdings that detracted from the fund’s relative performance during the period?

One detractor was Vertex Pharmaceuticals, a leading biotechnology company. During the period, Vertex announced disappointing data for one of its pipeline drugs, which drove under-performance for the stock. Despite this setback, Vertex still has a very strong cystic fibrosis offering that produces meaningful benefits for patients, plus long-term pipeline optionality. We continued to hold Vertex in the portfolio at the end of the period.

Another detractor was Ecolab, a leading supplier of products and services for water treatment, purification, and cleaning. Although the stock rose modestly in absolute terms during the one-year reporting period, it did not keep pace with the very strong performance of the benchmark.

As the fund enters a new fiscal year, what is your outlook?

The complexities of 2020 brought tremendous challenges for individuals and society, and presented an opportunity to test our processes and performance in an extreme set of conditions. Our actively managed, solutions-oriented focus approach for the portfolio fared well under these conditions. One important observation about the challenges of the past year is that investors have come to understand how so many of our social, economic, climate, and health-related issues are intertwined. As a result, many companies are taking a more systemic and holistic view of how their businesses fit into all of these bigger systems. Our investment thesis is that companies that offer

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solutions to some of our most pressing challenges also have potential to develop successful businesses over the long term. We believe that companies that help to sustain thriving individuals, effective systems, and a healthy planet often also have potential to generate strong financial returns.

As always, our focus remains on individual stock selection. With our research-driven process, we consider fundamentals, valuation, and sustainability analysis for the companies we examine. Looking ahead, we believe that our range of investment opportunities will expand even further. Across every sector, we are seeing many more companies increasing their focus on relevant, strategic sustainability issues.

Thank you, Katherine, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/1/99)
Before sales charge	11.73%	276.68%	14.18%	136.74%	18.81%	100.42%	26.08%	69.07%
After sales charge	11.42	255.02	13.51	123.13	17.41	88.90	23.62	59.35
Class B (1/16/01)
Before CDSC	11.53	262.73	13.75	127.97	17.92	95.94	25.13	67.75
After CDSC	11.53	262.73	13.75	125.97	17.71	92.94	24.49	62.75
Class C (1/16/01)
Before CDSC	11.42	254.64	13.50	127.99	17.92	95.99	25.15	67.84
After CDSC	11.42	254.64	13.50	127.99	17.92	95.99	25.15	66.84
Class R (4/1/03)
Net asset value	11.46	267.34	13.90	133.82	18.52	99.02	25.78	68.68
Class R6 (5/22/18)
Net asset value	12.00	287.62	14.51	140.68	19.20	102.71	26.56	69.72
Class Y (4/2/02)
Net asset value	11.98	286.21	14.47	139.80	19.12	101.97	26.40	69.53

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 2% in the fifth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after five years.

Class C share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 4/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell Midcap
Growth Index	9.19%	281.66%	14.33%	145.76%	19.70%	81.54%	21.99%	53.97%
Russell 3000 Value —
Russell Midcap Growth	8.70	257.03	13.57	123.19	17.42	81.54	21.99	53.97
Linked Benchmark*
Lipper Multi-Cap Growth
Funds category average†	8.40	316.34	15.04	170.99	21.52	92.29	23.90	57.81

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Russell 3000 Value - Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value Index from inception date of the fund, November 1, 1999, through March 20, 2018, and performance of the Russell Midcap Growth Index from March 21, 2018 and thereafter.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/21, there were 496, 457, 399, 264, and 103 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $36,273 and $35,464, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $36,734, $38,762, and $38,621, respectively.

* The Russell 3000 Value - Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value Index from inception date of the fund, November 1, 1999, through March 20, 2018, and performance of the Russell Midcap Growth Index from March 21, 2018 and thereafter.

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Fund price and distribution information For the 12-month period ended 4/30/21

Distributions		Class A		Class B	Class C	Class R	Class R6	Class Y
Number		1		1	1	1	1	1
Income		—		—	—	—	—	—
Capital gains
Long-term gains		$1.440		$1.440	$1.440	$1.440	$1.440	$1.440
Short-term gains		1.084		1.084	1.084	1.084	1.084	1.084
Total		$2.524		$2.524	$2.524	$2.524	$2.524	$2.524
	Before		After	Net	Net	Net	Net	Net
	sales		sales	asset	asset	asset	asset	asset
Share value	charge		charge	value	value	value	value	value
4/30/20	$17.52		$18.59	$15.43	$15.38	$16.89	$17.65	$17.61
4/30/21	26.82		28.46	23.09	23.02	25.69	27.15	27.05

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/1/99)
Before sales charge	11.55%	271.98%	14.04%	130.58%	18.19%	92.39%	24.37%	85.50%
After sales charge	11.24	250.59	13.37	117.32	16.79	81.33	21.94	74.83
Class B (1/16/01)
Before CDSC	11.35	258.17	13.61	122.04	17.30	88.12	23.45	84.09
After CDSC	11.35	258.17	13.61	120.04	17.08	85.12	22.79	79.09
Class C (1/16/01)
Before CDSC	11.24	250.36	13.36	122.05	17.30	88.16	23.45	84.11
After CDSC	11.24	250.36	13.36	122.05	17.30	88.16	23.45	83.11
Class R (4/1/03)
Net asset value	11.28	262.97	13.76	127.71	17.89	91.07	24.09	85.08
Class R6 (5/22/18)
Net asset value	11.82	282.80	14.37	134.27	18.56	94.57	24.84	86.14
Class Y (4/2/02)
Net asset value	11.80	281.49	14.33	133.47	18.48	93.90	24.70	86.03

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/20	1.07%	1.82%	1.82%	1.32%	0.68%	0.82%
Annualized expense ratio for the
six-month period ended 4/30/21†	1.00%	1.75%	1.75%	1.25%	0.65%	0.75%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/20 to 4/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.62	$9.82	$9.82	$7.03	$3.66	$4.22
Ending value (after expenses)	$1,268.10	$1,263.20	$1,263.50	$1,266.80	$1,270.40	$1,269.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/21, use the following calculation method. To find the value of your investment on 11/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.01	$8.75	$8.75	$6.26	$3.26	$3.76
Ending value (after expenses)	$1,019.84	$1,016.12	$1,016.12	$1,018.60	$1,021.57	$1,021.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments and the market may not favor growth-style investing. Investments in small and midsize companies increase the risk of greater price fluctuations. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Investing with a focus on companies whose products and services produce positive environmental, social and economic development impact may result in the fund investing in certain types of companies, industries or sectors that underperform the market as a whole. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 2% during the fifth year. After the fifth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell® 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

Russell® Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 3000 Value - Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value Index from inception date of the fund, November 1, 1999, through March 20, 2018, and performance of the Russell Midcap Growth Index from March 21, 2018 and thereafter.

S&P 500 Index is an unmanaged index of common stock performance.

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Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2021, Putnam employees had approximately $580,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Sustainable Future Fund

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020.

The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Sustainable Future Fund 15

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlights table also includes the current reporting period.

16 Sustainable Future Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Investment Funds and Shareholders of
Putnam Sustainable Future Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Sustainable Future Fund (one of the funds constituting Putnam Investment Funds, referred to hereafter as the “Fund”) as of April 30, 2021, the related statement of operations and changes in net assets for the year ended April 30, 2021, including the related notes, and the financial highlights for the year ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations, changes in its net assets and the financial highlights for the year ended April 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2020, and the financial highlights for each of the periods ended on or prior to April 30, 2020, (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 11, 2020, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian, transfer agent, portfolio company investee and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Sustainable Future Fund 17

The fund’s portfolio 4/30/21

COMMON STOCKS (95.3%)*	Shares	Value
Banks (2.5%)
First Republic Bank	85,619	$15,688,826
		15,688,826
Biotechnology (4.4%)
Exact Sciences Corp. †	62,700	8,265,114
Regeneron Pharmaceuticals, Inc. †	13,500	6,497,550
Seagen, Inc. †	58,200	8,366,832
Vertex Pharmaceuticals, Inc. †	19,700	4,298,540
		27,428,036
Building products (1.7%)
AZEK Co., Inc. (The) †	110,317	5,326,105
Trex Co., Inc. †	51,100	5,518,289
		10,844,394
Capital markets (2.2%)
MSCI, Inc.	28,300	13,747,291
		13,747,291
Chemicals (6.4%)
Diversey Holdings, Ltd. †	312,596	5,626,728
Ecolab, Inc.	33,200	7,440,784
Ingevity Corp. †	79,600	6,215,168
Koninklijke DSM NV (Netherlands)	53,703	9,633,010
Novozymes A/S Class B (Denmark)	99,267	7,066,198
Zymergen, Inc. †	77,015	3,571,956
		39,553,844
Commercial services and supplies (2.2%)
Herman Miller, Inc.	198,500	8,237,750
Interface, Inc.	436,217	5,601,026
		13,838,776
Containers and packaging (1.8%)
Ball Corp.	121,300	11,358,532
		11,358,532
Diversified consumer services (1.9%)
Chegg, Inc. †	79,500	7,181,235
WW International, Inc. †	167,700	4,651,998
		11,833,233
Diversified financial services (2.3%)
Atlas Crest Investment Corp. (acquired 2/10/21, cost $2,777,440)
(Private) † F ∆∆ ƥ	277,744	2,484,698
Climate Change Crisis Real Impact I Acquisition Corp. Class A (acquired
1/22/21, cost $2,944,000) (Private) † F ∆∆ ƥ	294,400	3,457,728
Eurazeo SA (France) †	103,784	8,646,857
		14,589,283
Diversified telecommunication services (1.0%)
Liberty Global PLC Class C (United Kingdom) †	235,400	6,369,924
		6,369,924
Electric utilities (1.4%)
NextEra Energy, Inc.	111,100	8,611,361
		8,611,361

18 Sustainable Future Fund

COMMON STOCKS (95.3%)* cont.	Shares	Value
Electrical equipment (2.6%)
Array Technologies, Inc. † S	163,699	$4,609,764
Shoals Technologies Group, Inc. Class A † S	121,552	3,898,173
Sunrun, Inc. †	150,557	7,377,293
		15,885,230
Electronic equipment, instruments, and components (2.6%)
Trimble Inc. †	135,900	11,143,800
Zebra Technologies Corp. Class A †	10,500	5,121,270
		16,265,070
Food products (3.3%)
Laird Superfood, Inc. † S	134,236	4,900,956
McCormick & Co., Inc. (non-voting shares)	96,900	8,755,884
Nomad Foods, Ltd. (United Kingdom) †	243,400	7,097,544
		20,754,384
Health-care equipment and supplies (14.2%)
Cooper Cos., Inc. (The)	26,400	10,847,496
Danaher Corp.	79,100	20,086,653
DexCom, Inc. †	15,700	6,061,770
Edwards Lifesciences Corp. †	127,800	12,207,456
Hologic, Inc. †	99,900	6,548,445
IDEXX Laboratories, Inc. †	10,200	5,599,698
Insulet Corp. †	24,200	7,144,324
Mesa Laboratories, Inc. S	24,831	6,174,228
Nevro Corp. † S	36,800	6,359,408
ResMed, Inc.	35,700	6,710,529
		87,740,007
Health-care providers and services (1.2%)
HealthEquity, Inc. †	99,550	7,562,814
		7,562,814
Health-care technology (2.1%)
GoodRx Holdings, Inc. Class A † S	103,700	4,149,037
Teladoc Health, Inc. † S	51,574	8,888,779
		13,037,816
Hotels, restaurants, and leisure (2.9%)
Chipotle Mexican Grill, Inc. †	8,900	13,279,067
Vail Resorts, Inc. †	14,900	4,844,884
		18,123,951
Interactive media and services (1.3%)
Bumble, Inc. Class A † S	25,800	1,554,192
Pinterest, Inc. Class A †	96,437	6,400,524
		7,954,716
Internet and direct marketing retail (1.7%)
Etsy, Inc. †	25,600	5,089,024
Stitch Fix, Inc. Class A † S	30,700	1,329,924
ThredUp, Inc. Class A † S	253,910	4,359,635
		10,778,583
IT Services (3.8%)
GoDaddy, Inc. Class A †	116,100	10,079,802
Mastercard, Inc. Class A	25,200	9,627,912
Snowflake, Inc. Class A †	17,107	3,961,810
		23,669,524

Sustainable Future Fund 19

COMMON STOCKS (95.3%)* cont.	Shares	Value
Life sciences tools and services (3.9%)
Bio-Rad Laboratories, Inc. Class A †	17,400	$10,964,262
Thermo Fisher Scientific, Inc.	28,000	13,166,440
		24,130,702
Mortgage real estate investment trusts (REITs) (1.0%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. R S	117,900	6,177,960
		6,177,960
Pharmaceuticals (1.5%)
Zoetis, Inc.	53,300	9,222,499
		9,222,499
Road and rail (0.4%)
Lyft, Inc. Class A †	45,800	2,549,228
		2,549,228
Semiconductors and semiconductor equipment (6.2%)
Applied Materials, Inc.	111,900	14,850,249
ASML Holding NV (NY Reg Shares) (Netherlands)	15,300	9,915,930
Cree, Inc. † S	32,500	3,231,150
NXP Semiconductors NV	35,800	6,891,858
ON Semiconductor Corp. †	94,200	3,673,800
		38,562,987
Software (16.0%)
Adobe, Inc. †	33,600	17,080,224
Ceridian HCM Holding, Inc. †	62,600	5,914,448
Crowdstrike Holdings, Inc. Class A †	57,500	11,989,325
DocuSign, Inc. †	49,000	10,924,060
Dynatrace, Inc. †	240,027	12,491,005
Everbridge, Inc. †	61,143	8,114,288
Lightspeed POS, Inc. (Canada) †	114,400	7,988,408
Nuance Communications, Inc. †	121,700	6,470,789
RingCentral, Inc. Class A †	37,401	11,929,049
Verra Mobility Corp. †	419,000	5,631,360
		98,532,956
Textiles, apparel, and luxury goods (1.5%)
lululemon athletica, Inc. (Canada) †	28,445	9,536,755
		9,536,755
Trading companies and distributors (1.3%)
United Rentals, Inc. †	25,600	8,190,720
		8,190,720
Total common stocks (cost $361,396,951)		$592,539,402

CONVERTIBLE PREFERRED STOCKS (1.1%)*	Shares	Value
Fortive Corp. Ser. A, 5.00% cv. pfd.	6,886	$6,836,145
Total convertible preferred stocks (cost $5,235,844)		$6,836,145

20 Sustainable Future Fund

	Principal amount/
SHORT-TERM INVESTMENTS (10.6%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.10% [d]	Shares	40,900,308	$40,900,308
Putnam Short Term Investment Fund Class P 0.10% L	Shares	24,653,079	24,653,079
U.S. Treasury Bills 0.037%, 6/10/21		$200,000	199,998
Total short-term investments (cost $65,753,379)			$65,753,385

TOTAL INVESTMENTS
Total investments (cost $432,386,174)			$665,128,932

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2020 through April 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $621,621,215.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $5,942,426, or 1.0% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ƥ Represents the asset to be received in a private investment in public entity (PIPE) commitments, of which $5,721,440 is included in the Payable for purchases of delayed delivery securities (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,864,673 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

Sustainable Future Fund 21

FORWARD CURRENCY CONTRACTS at 4/30/21 (aggregate face value $10,527,933)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	6/16/21	$4,143,652	$4,098,228	$(45,424)
Barclays Bank PLC
	British Pound	Sell	6/16/21	2,182,003	2,210,038	28,035
HSBC Bank USA, National Association
	British Pound	Sell	6/16/21	1,237,407	1,252,328	14,921
JPMorgan Chase Bank N.A.
	Euro	Sell	6/16/21	1,192,220	1,179,344	(12,876)
State Street Bank and Trust Co.
	Euro	Sell	6/16/21	1,069,966	1,058,455	(11,511)
UBS AG
	Euro	Sell	6/16/21	737,738	729,540	(8,198)
Unrealized appreciation						42,956
Unrealized (depreciation)						(78,009)
Total						$(35,053)

* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$14,324,640	$—	$—
Consumer discretionary	50,272,522	—	—
Consumer staples	20,754,384	—	—
Financials	44,260,934	—	5,942,426
Health care	169,121,874	—	—
Industrials	51,308,348	—	—
Information technology	177,030,537	—	—
Materials	50,912,376	—	—
Utilities	8,611,361	—	—
Total common stocks	586,596,976	—	5,942,426
Convertible preferred stocks	—	6,836,145	—
Short-term investments	—	65,753,385	—
Totals by level	$586,596,976	$72,589,530	$5,942,426

22 Sustainable Future Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(35,053)	$—
Totals by level	$—	$(35,053)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

			Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	4/30/20	premiums	gain/(loss)	tion)#	purchases	from sales	Level 3†	Level 3†	4/30/21
Common stocks*:
Financials	$—	$—	$—	$220,986	$5,721,440	$—	$—	$—	$5,942,426
Total common stocks	—	—	—	220,986	5,721,440	—	—	—	5,942,426
Totals	$—	$—	$—	$220,986	$5,721,440	$—	$—	$—	$5,942,426

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $220,986 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

Impact to
				Range of	valuation from
		Valuation		unobservable inputs	an increase
Description	Fair value	techniques	Unobservable input	(weighted average)	in input [1]
Market
Private equity	$5,942,426	transaction	Liquidity discount	10%	Decrease
price

1 Expected directional change in fair value that would result from an increase in the unobservable input.

The accompanying notes are an integral part of these financial statements.

Sustainable Future Fund 23

Statement of assets and liabilities 4/30/21

ASSETS
Investment in securities, at value, including $39,390,232 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $366,832,787)	$599,575,545
Affiliated issuers (identified cost $65,553,387) (Note 5)	65,553,387
Cash	2,944,001
Foreign currency (cost $201) (Note 1)	202
Dividends, interest and other receivables	259,356
Foreign tax reclaim	131,219
Receivable for shares of the fund sold	1,617,999
Receivable for investments sold	5,531,778
Unrealized appreciation on forward currency contracts (Note 1)	42,956
Prepaid assets	49,830
Total assets	675,706,273

LIABILITIES
Payable for investments purchased	6,356,202
Payable for purchases of delayed delivery securities (Note 1)	5,721,440
Payable for shares of the fund repurchased	249,518
Payable for compensation of Manager (Note 2)	273,471
Payable for custodian fees (Note 2)	9,383
Payable for investor servicing fees (Note 2)	146,097
Payable for Trustee compensation and expenses (Note 2)	123,221
Payable for administrative services (Note 2)	1,656
Payable for distribution fees (Note 2)	115,710
Unrealized depreciation on forward currency contracts (Note 1)	78,009
Collateral on securities loaned, at value (Note 1)	40,900,308
Other accrued expenses	110,043
Total liabilities	54,085,058

Net assets	$621,621,215

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$347,935,719
Total distributable earnings (Note 1)	273,685,496
Total — Representing net assets applicable to capital shares outstanding	$621,621,215

(Continued on next page)

24 Sustainable Future Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($481,902,010 divided by 17,965,517 shares)	$26.82
Offering price per class A share (100/94.25 of $26.82)*	$28.46
Net asset value and offering price per class B share ($357,928 divided by 15,498 shares)**†	$23.09
Net asset value and offering price per class C share ($14,396,467 divided by 625,349 shares)**	$23.02
Net asset value, offering price and redemption price per class R share
($11,469,904 divided by 446,510 shares)	$25.69
Net asset value, offering price and redemption price per class R6 share
($30,380,026 divided by 1,118,882 shares)	$27.15
Net asset value, offering price and redemption price per class Y share
($83,114,880 divided by 3,072,692 shares)	$27.05

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Sustainable Future Fund 25

Statement of operations Year ended 4/30/21

INVESTMENT INCOME
Dividends (net of foreign tax of $64,646)	$2,224,650
Interest (including interest income of $46,572 from investments in affiliated issuers) (Note 5)	46,719
Securities lending (net of expenses) (Notes 1 and 5)	773,015
Total investment income	3,044,384

EXPENSES
Compensation of Manager (Note 2)	2,846,834
Investor servicing fees (Note 2)	810,541
Custodian fees (Note 2)	21,229
Trustee compensation and expenses (Note 2)	23,267
Distribution fees (Note 2)	1,234,909
Administrative services (Note 2)	14,057
Other	259,110
Total expenses	5,209,947
Expense reduction (Note 2)	(1,334)
Net expenses	5,208,613

Net investment loss	(2,164,229)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	84,057,920
Foreign currency transactions (Note 1)	(2,315)
Forward currency contracts (Note 1)	(482,486)
Total net realized gain	83,573,119
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	175,150,012
Assets and liabilities in foreign currencies	7,830
Forward currency contracts	(251,474)
Total change in net unrealized appreciation	174,906,368

Net gain on investments	258,479,487

Net increase in net assets resulting from operations	$256,315,258

The accompanying notes are an integral part of these financial statements.

26 Sustainable Future Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/21	Year ended 4/30/20
Operations
Net investment loss	$(2,164,229)	$(707,037)
Net realized gain on investments
and foreign currency transactions	83,573,119	15,943,678
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	174,906,368	(3,183,815)
Net increase in net assets resulting from operations	256,315,258	12,052,826
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(127,410)
Class R6	—	(69,142)
Class Y	—	(112,237)
Net realized short-term gain on investments
Class A	(17,937,249)	—
Class B	(9,989)	—
Class C	(695,299)	—
Class R	(490,170)	—
Class R6	(944,164)	—
Class Y	(2,184,746)	—
From net realized long-term gain on investments
Class A	(23,828,082)	(8,682,057)
Class B	(13,269)	(4,586)
Class C	(923,645)	(388,178)
Class R	(651,149)	(268,083)
Class R6	(1,254,240)	(439,744)
Class Y	(2,902,246)	(1,049,745)
Increase (decrease) from capital share transactions (Note 4)	29,869,189	(13,356,668)
Total increase (decrease) in net assets	234,350,199	(12,445,024)

NET ASSETS
Beginning of year	387,271,016	399,716,040
End of year	$621,621,215	$387,271,016

The accompanying notes are an integral part of these financial statements.

Sustainable Future Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
April 30, 2021	$17.52	(.10)	11.92	11.82	—	(2.52)	(2.52)	$26.82	69.07	$481,902	1.02	(.43)	43
April 30, 2020	17.45	(.03)	.59	.56	(.01)	(.48)	(.49)	17.52	3.15	311,058	1.07	(.18)	72
April 30, 2019	19.58	.10	2.23	2.33	(.23)	(4.23)	(4.46)	17.45	14.92	324,312	1.09	.51	31
April 30, 2018	19.59	.11	.77	.88	—	(.89)	(.89)	19.58	4.53	324,298	1.07	.56	116
April 30, 2017	17.72	.13	2.16	2.29	(.13)	(.29)	(.42)	19.59	13.01	338,915	1.08	.72	78
Class B
April 30, 2021	$15.43	(.25)	10.43	10.18	—	(2.52)	(2.52)	$23.09	67.75	$358	1.77	(1.19)	43
April 30, 2020	15.53	(.14)	.52	.38	—	(.48)	(.48)	15.43	2.39	146	1.82	(.91)	72
April 30, 2019	17.92	(.04)	2.00	1.96	(.12)	(4.23)	(4.35)	15.53	14.08	216	1.84	(.26)	31
April 30, 2018	18.14	.07	.60	.67	—	(.89)	(.89)	17.92	3.72	91	1.82	.36	116
April 30, 2017	16.44	(.01)	2.00	1.99	—[d]	(.29)	(.29)	18.14	12.18	6,616	1.83	(.05)	78
Class C
April 30, 2021	$15.38	(.24)	10.40	10.16	—	(2.52)	(2.52)	$23.02	67.84	$14,396	1.77	(1.17)	43
April 30, 2020	15.48	(.14)	.52	.38	—	(.48)	(.48)	15.38	2.40	11,503	1.82	(.92)	72
April 30, 2019	17.80	(.03)	1.98	1.95	(.04)	(4.23)	(4.27)	15.48	14.04	14,027	1.84	(.20)	31
April 30, 2018	18.02	(.03)	.70	.67	—	(.89)	(.89)	17.80	3.74	17,538	1.82	(.16)	116
April 30, 2017	16.35	(.01)	1.98	1.97	(.01)	(.29)	(.30)	18.02	12.13	29,117	1.83	(.04)	78
Class R
April 30, 2021	$16.89	(.16)	11.48	11.32	—	(2.52)	(2.52)	$25.69	68.68	$11,470	1.27	(.68)	43
April 30, 2020	16.87	(.07)	.57	.50	—	(.48)	(.48)	16.89	2.92	8,318	1.32	(.43)	72
April 30, 2019	19.06	.05	2.16	2.21	(.17)	(4.23)	(4.40)	16.87	14.64	9,841	1.34	.29	31
April 30, 2018	19.14	.06	.75	.81	—	(.89)	(.89)	19.06	4.26	10,835	1.32	.32	116
April 30, 2017	17.33	.08	2.11	2.19	(.09)	(.29)	(.38)	19.14	12.68	12,770	1.33	.46	78
Class R6
April 30, 2021	$17.65	(.02)	12.04	12.02	—	(2.52)	(2.52)	$27.15	69.72	$30,380.66		(.09)	43
April 30, 2020	17.58	.03	.60	.63	(.08)	(.48)	(.56)	17.65	3.51	15,191.68		.19	72
April 30, 2019 #	20.59	.14	1.35	1.49	(.27)	(4.23)	(4.50)	17.58	10.17*	13,953	.66*	.78*	31
Class Y
April 30, 2021	$17.61	(.04)	12.00	11.96	—	(2.52)	(2.52)	$27.05	69.53	$83,115.77		(.17)	43
April 30, 2020	17.54	.01	.59	.60	(.05)	(.48)	(.53)	17.61	3.38	41,056.82		.06	72
April 30, 2019	19.66	.15	2.24	2.39	(.28)	(4.23)	(4.51)	17.54	15.23	32,539.84		.79	31
April 30, 2018	19.62	.17	.76	.93	—	(.89)	(.89)	19.66	4.78	45,701.82		.83	116
April 30, 2017	17.74	.14	2.21	2.35	(.18)	(.29)	(.47)	19.62	13.32	76,486.83		.77	78

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

* Not annualized.

# For the period May 22, 2018 (commencement of operations) to April 30, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28 Sustainable Future Fund	Sustainable Future Fund 29

Notes to financial statements 4/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2020 through April 30, 2021.

Putnam Sustainable Future Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies whose products and services Putnam Management believes provide solutions that directly contribute to sustainable social, environmental and economic development (Impact Companies). Stocks of this type of company are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s impact on sustainable environmental, social and economic development (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also invest in non-U.S. companies.

Sustainable investing — Impact Companies. Putnam Management believes that companies whose products and services produce positive environmental, social and economic development impact also often demonstrate strong financial growth and profitability. Accordingly, in selecting investments, Putnam Management considers the extent to which a company’s products or services may provide solutions that directly impact sustainable environmental, social and economic development. Environmental impact may include, for example, reduction of carbon emissions and improved water quality. Social impact may include, for example, fair labor practices and responsible supply chain management. Economic development may include, for example, stakeholder analysis and shared value approaches to business practices. It is likely that the metrics and measurements that Putnam Management uses to evaluate environmental, social and economic development impacts will continue to evolve over time.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

30 Sustainable Future Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Sustainable Future Fund 31

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio.

Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other

32 Sustainable Future Fund

securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $78,009 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $40,900,308 and the value of securities loaned amounted to $39,390,232.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any,

Sustainable Future Fund 33

are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,474,875 to decrease accumulated net investment loss and $2,474,875 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$235,433,202
Unrealized depreciation	(3,630,736)
Net unrealized appreciation	231,802,466
Undistributed long-term gains	29,109,897
Undistributed short-term gains	12,769,152
Cost for federal income tax purposes	$433,291,413

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.545% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

34 Sustainable Future Fund

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$663,848	Class R6	11,104
Class B	354	Class Y	95,085
Class C	22,842	Total	$810,541
Class R	17,308

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,334 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $395, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

Sustainable Future Fund 35

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,036,549
Class B	1.00%	1.00%	2,220
Class C	1.00%	1.00%	142,176
Class R	1.00%	0.50%	53,964
Total			$1,234,909

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $56,406 from the sale of class A shares and received $93 and $395 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $72 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$215,613,540	$244,231,855
U.S. government securities (Long-term)	—	—
Total	$215,613,540	$244,231,855

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 4/30/21		YEAR ENDED 4/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	1,418,038	$34,421,049	1,820,907	$32,097,797
Shares issued in connection with
reinvestment of distributions	1,685,171	40,713,732	477,120	8,440,250
	3,103,209	75,134,781	2,298,027	40,538,047
Shares repurchased	(2,891,767)	(67,136,676)	(3,129,726)	(54,588,730)
Net increase (decrease)	211,442	$7,998,105	(831,699)	$(14,050,683)

	YEAR ENDED 4/30/21		YEAR ENDED 4/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	9,153	$201,908	2,200	$34,548
Shares issued in connection with
reinvestment of distributions	1,115	23,258	293	4,586
	10,268	225,166	2,493	39,134
Shares repurchased	(4,206)	(84,308)	(6,949)	(108,972)
Net increase (decrease)	6,062	$140,858	(4,456)	$(69,838)

36 Sustainable Future Fund

	YEAR ENDED 4/30/21		YEAR ENDED 4/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	143,083	$2,993,691	102,604	$1,563,819
Shares issued in connection with
reinvestment of distributions	77,666	1,615,457	24,436	380,713
	220,749	4,609,148	127,040	1,944,532
Shares repurchased	(343,290)	(7,167,667)	(285,159)	(4,385,522)
Net decrease	(122,541)	$(2,558,519)	(158,119)	$(2,440,990)

			YEAR ENDED 4/30/20*
Class M			Shares	Amount
Shares sold			17,323	$282,543
Shares issued in connection with reinvestment of distributions			—	—
			17,323	282,543
Shares repurchased			(313,774)	(5,279,905)
Net decrease			(296,451)	$(4,997,362)

	YEAR ENDED 4/30/21		YEAR ENDED 4/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	110,026	$2,518,716	113,017	$1,923,427
Shares issued in connection with
reinvestment of distributions	48,525	1,123,842	14,748	251,751
	158,551	3,642,558	127,765	2,175,178
Shares repurchased	(204,550)	(4,692,897)	(218,595)	(3,752,288)
Net decrease	(45,999)	$(1,050,339)	(90,830)	$(1,577,110)

	YEAR ENDED 4/30/21		YEAR ENDED 4/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	439,374	$10,986,889	436,093	$7,734,573
Shares issued in connection with
reinvestment of distributions	90,025	2,198,404	28,589	508,886
	529,399	13,185,293	464,682	8,243,459
Shares repurchased	(271,037)	(6,276,644)	(397,981)	(6,921,942)
Net increase	258,362	$6,908,649	66,701	$1,321,517

	YEAR ENDED 4/30/21		YEAR ENDED 4/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,243,434	$53,907,464	2,128,098	$37,001,393
Shares issued in connection with
reinvestment of distributions	201,220	4,897,706	62,849	1,116,829
	2,444,654	58,805,170	2,190,947	38,118,222
Shares repurchased	(1,703,109)	(40,374,735)	(1,715,404)	(29,660,424)
Net increase	741,545	$18,430,435	475,543	$8,457,798

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Sustainable Future Fund 37

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/20	cost	proceeds	income	of 4/30/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$42,887,835	$368,271,063	$370,258,590	$93,345	$40,900,308
Putnam Short Term
Investment Fund**	16,143,591	158,487,147	149,977,659	46,572	24,653,079
Total Short-term
investments	$59,031,426	$526,758,210	$520,236,249	$139,917	$65,553,387

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

38 Sustainable Future Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$11,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$42,956	Payables	$78,009
Total		$42,956		$78,009

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(482,486)	$(482,486)
Total	$(482,486)	$(482,486)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(251,474)	$(251,474)
Total	$(251,474)	$(251,474)

Sustainable Future Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			HSBC
	Bank of		Bank USA,	JPMorgan	State Street
	America	Barclays	National	Chase Bank	Bank and
	N.A.	Bank PLC	Association	N.A.	Trust Co.	UBS AG	Total
Assets:
Forward currency	$—	$28,035	$14,921	$—	$—	$—	$42,956
contracts#
Total Assets	$—	$28,035	$14,921	$—	$—	$—	$42,956
Liabilities:
Forward currency	45,424	—	—	12,876	11,511	8,198	78,009
contracts#
Total Liabilities	$45,424	$—	$—	$12,876	$11,511	$8,198	$78,009
Total Financial
and Derivative Net	$(45,424)	$28,035	$14,921	$(12,876)	$(11,511)	$(8,198)	$(35,053)
Assets
Total collateral
received	$—	$—	$—	$—	$—	$—
(pledged)†##
Net amount	$(45,424)	$28,035	$14,921	$(12,876)	$(11,511)	$(8,198)
Controlled collateral
received (including	$—	$—	$—	$—	$—	$—	$—
TBA commitments)*
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA	$—	$—	$—	$—	$—	$—	$—
commitments)*

* Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 Sustainable Future Fund

Note 9: Change in independent accountants (Unaudited)

On March 20, 2020, the Audit, Compliance and Risk Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation, effective upon the completion of its audit with respect to the Fund’s financial statements for its fiscal year ended April 30, 2020, and the issuance of its report thereon. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Risk Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant effective upon the completion of the audit by KPMG LLP of the Fund’s financial statements for the fiscal year ended April 30, 2020, and the issuance of KPMG LLP’s report thereon.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $50,625,576 as a capital gain dividend with respect to the taxable year ended April 30, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 4.25% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 5.84%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates none of distributions paid as qualifying to be taxed as interest-related dividends, and $22,261,617 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Sustainable Future Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018
Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

42 Sustainable Future Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2021, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Sustainable Future Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

44 Sustainable Future Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered	Officer, and Chief Risk Officer	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Sustainable Future Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2021	$48,147	$ —	$5,382	$ —
April 30, 2020	$42,705	$ —	$4,910	$ —

For the fiscal years ended April 30, 2021 and April 30, 2020, the fund's independent auditor billed aggregate non-audit fees in the amounts of $314,682 and $4,910 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2021	$ —	$309,300	$ —	$ —
April 30, 2020	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2021